EXHIBIT 10.11


                          ASSIGNMENT AND ASSUMPTION OF
                         LEASES, GUARANTEES AND PERMITS


         THIS ASSIGNMENT AND ASSUMPTION OF LEASES, GUARANTEES AND PERMITS (this "Assignment") dated as of this 13th day of May, 1994, by HMC RETIREMENT PROPERTIES, INC., a Delaware corporation with its principal office at 10400 Fernwood Road, Bethesda, Maryland 20817 ("Assignor"), to and in favor of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust with its principal office at 400 Centre Street, Newton, Massachusetts 02158 ("Assignee").

                              W I T N E S S E T H :

         In connection with the sale by Assignor to Assignee of the real property and improvements thereon, located in Scottsdale, Arizona, as more particularly described in Exhibit A, attached hereto and made a part hereof (the "Premises"), and for other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby grant, bargain, sell, set over, assign, transfer and deliver unto Assignee and its successors and assigns all of its right, title and interest in and to the following described Leases, Guarantees and Permits with respect to the Premises:

         1. All of Assignor's right, title and interest in and to any and all leases affecting the Premises as identified on Exhibit B, attached hereto and made a part hereof (the "Leases");

         2. All of Assignor's right, title and interest in and to any and all guarantees of the Leases as identified on Exhibit C attached hereto and made a part hereof (the "Guarantees"); and

         3. All of Assignors' right, title and interest in and to any and all licenses, franchises, certificates of occupancy, certificates of need, permits and approvals issued by any governmental authority or any third party with respect to all or any portion of the Premises, to the extent assignable (collectively, the "Permits").

         In connection with the foregoing, Assignor and Assignee hereby agree as follows:

         1. Assignor shall indemnify and hold harmless Assignee from and against all liabilities, cost, loss and damage arising under the Leases, Guarantees and Permits prior to the date hereof.

         2. Assignee hereby assumes and agrees to be bound by all of Assignor's liabilities and obligations under the Leases, Guarantees and Permits and agrees to perform and observe all of the covenants and agreements set forth therein. Assignee shall indemnify and hold harmless Assignor from and against all liabilities, cost, loss and damage arising under the Leases, Guarantees and Permits from and after the date hereof.

         3. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

         4. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         5. This Assignment shall be governed by and construed in accordance with the laws of the State of Maryland.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment under seal as of the date above first written.

                                            ASSIGNOR:

WITNESS                                     HMC RETIREMENT PROPERTIES, INC.


/s/ David L. Buckley                        By:/s/  Pamela J. Murch
                                            Its (Vice) President


                                            ASSIGNEE:

                                            HEALTH AND REHABILITATION PROPERTIES
                                            TRUST


                                            By:/s/ David J. Hegarty
                                               Its:Executive Vice President

STATE OF MARYLAND   )
                    ) ss
COUNTY OF MONTGOMERY)

               This instrument was acknowledged by me this 13th day of May, 1994, above-named Pamela J. Murch to be the free act and deed of MC Rtirement Properties, Inc., a Delaware corporation.

                                             /s/ Miriam A. Fox
                                             Name:  Miriam A. Fox
                                                       Notary Public
                                             My Commission Expires:  10/1/96



STATE OF MASSACHUSETTS)
                      ) ss
COUNTY OF SUFFOLK     )


                    This instrument was acknowledged by me this 12th day of May, 1994, above-named David J. Hegarty to be the free act and deed of Health and Rehabilitation Properties, Inc., a Maryland real estate investment trust.

                                            /s/ Nicole M. Priolo
                                             Name:  Nicole M. Priolo
                                                    Notary Public
                                             My Commission Expires:  11/4/99

                           SCHEDULE TO EXHIBIT 10.11

         Pursuant to Instruction 2 to Item 601 of Regulation S-K, the following Assignments and Assumptions of Leases, Guarantees and Permits, which are substantially identical in all material respects to the Assignment and Assumption of Leases, Guarantees and Permits filed herewith, are omitted. The following list sets forth the material differences in the property location, date of Assignment and Assumption of Leases, Guarantees and Permits, assignor and assignee.


Property Location                        Date                      Assignor                          Assignee
Sun City, AZ                      June 16, 1994               HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Laguna Hills, CA                  September 7, 1994           HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Deerfield Beach, FL               May 13, 1994                HMH Properties, Inc.           Health and Rehabilitation
                                                                                             Properties Trust

Palms Harbor, FL                  May 13, 1994                HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Boca Pointe, FL                   May 13, 1994                HMH Properties, Inc.           Health and Rehabilitation
                                                                                             Properties Trust

Calusa Harbour, FL                August 16, 1994             HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Bedford Court, MD                 July 25, 1994               HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Bellaire, TX                      May 13, 1994                HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Arlington, VA                     July 25, 1994               HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Charlottesville, VA               June 16, 1994               HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Virginia Beach, VA                May 13, 1994                HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust

Church Creek, IL                  September 7, 1994           HMC Retirement                 Church Creek Corporation
                                                              Properties, Inc.

Port St. Lucie, FL                May 13, 1994                HMC Retirement                 Health and Rehabilitation
                                                              Properties, Inc.               Properties Trust